Exhibit 10.2

FIFTH AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT
This FIFTH AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of May 29, 2020 (such date, the “Fifth Amendment Effective Date”), is entered into by and among the following parties:

(i)	DXC TECHNOLOGY COMPANY, as Servicer (the “Servicer”);

(ii)	DXC MS LLC, as exiting Originator under the Agreement described below (the “Exiting Originator”);

(iii)
THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO AS REMAINING ORIGINATORS, as remaining Originators (collectively, the “Remaining Originators” and each, a “Remaining Originator”, and together with the Exiting Originator, the “Originators”); and

(iv)	DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), as Buyer under the Agreement described below (the “Buyer”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.
BACKGROUND
A.The Originators, the Servicer and the Buyer entered into that certain Purchase and Sale Agreement, dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
B.Concurrently herewith, the Servicer, the Buyer, as seller, the Committed Purchasers, the Group Agents and the Administrative Agent are entering into that certain Ninth Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”).
C.The Exiting Originator desires to no longer be party to the Agreement as an Originator thereunder on the Fifth Amendment Effective Date.
D.The parties hereto desire to amend the Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    Article X of the Agreement is hereby amended by adding the following new Section 10.15 to the end thereof:
10.15 Milano Facility Intercreditor Agreement. Each Originator that is or that becomes a party hereto acknowledges and agrees that it (i) has received and reviewed a copy of the Milano Facility Intercreditor Agreement, (ii) consents to the Servicer’s and the Buyer’s entry into the Milano Facility Intercreditor Agreement and (iii) will comply with the terms of the Milano Facility Intercreditor Agreement.
(b)    Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.
(c)    Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.
(d)    Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.
SECTION 2.    Release of Exiting Originator. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Originator shall no longer be a party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document).
SECTION 3.    Delegation and Assumption of Exiting Originator’s Obligations. Effective immediately prior to the removal of the Exiting Originator as a party to the Agreement pursuant to Section 2 above, the Exiting Originator hereby delegates to the Remaining Originators, and the Remaining Originators hereby assume all of the Exiting Originator’s duties, obligations and liabilities, to the extent if any, under the Agreement and each of the other Transaction Documents.
SECTION 4.    Cancellation of Subordinated Notes. The Exiting Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to the Exiting Originator (the “Exiting Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred the Exiting Originator Note or any interest therein. The Exiting Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the Exiting Originator Note have been finally and fully paid and performed on or prior to the Fifth Amendment Effective Date. The Exiting Originator Note is hereby cancelled and shall have no further force or effect.
SECTION 5.    Consent to Entry into the Milano Facility Intercreditor Agreement. Each of the parties hereto acknowledges, consents and agrees to the terms of the Milano Facility Intercreditor Agreement, which may be amended after the date hereof by the Administrative Agent and the Servicer.
SECTION 6.    Representations and Warranties of the Remaining Originators. The Remaining Originators hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)    Representations and Warranties. The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date).
(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)    No Event of Default; No Purchase and Sale Termination Event. No Event of Termination, Unmatured Event of Termination, Non-Reinvestment Event, Unmatured Non-Reinvestment Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 7.    Effect of Amendment; Ratification. All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 8.    Effectiveness. This Amendment shall become effective as of the Fifth Amendment Effective Date upon (a) receipt by the Buyer and the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto, and (b) the effectiveness of the Receivables Purchase Agreement Amendment.
SECTION 9.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement.
SECTION 11.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 12.    GOVERNING LAW AND JURISDICTION.
(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 13.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
DXC RECEIVABLES LLC,
as Buyer

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: Senior Vice President, Treasury and
Corporate Development

DXC TECHNOLOGY SERVICES LLC,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

:

ALLIANCE-ONE SERVICES, INC.,
as a Remaining Originator

By: /s/ Phillip Charles Ratcliff_________________
Name: Phillip Charles Ratcliff
Title: President

COMPUTER SCIENCES CORPORATION,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CONSULTING, INC.,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

CSC CYBERTEK CORPORATION,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

MYND CORPORATION,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

PDA SOFTWARE SERVICES LLC,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

CSC PUERTO RICO, LLC,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

CSC COVANSYS CORPORATION,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

TRIBRIDGE HOLDINGS, LLC,
as a Remaining Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

DXC MS LLC,
as an Exiting Originator

By:_/s/_ H.C. Charles Diao___________________
Name: H.C. Charles Diao
Title: President and Treasurer

Acknowledged by:
PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent
By: /s/ Christopher Blaney_____________
Name: Christopher Blaney
Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for its Purchaser Group
By: /s/ Christopher Blaney_____________
Name: Christopher Blaney
Title: Senior Vice President
Schedule I
LIST AND LOCATION OF EACH ORIGINATOR

Schedule II
LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Schedule III
TRADE NAMES

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